SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 20, 1999



                          BAY VIEW CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)




    DELAWARE                     0-17901                   94-3078031
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(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification
incorporation)                                                No.)




1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                94404
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(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (650) 573-7300



                                       N/A
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         (Former name or former address, if changed since last report.)




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Item 5.           OTHER EVENTS.


         On October 20, 1999, Bay View Capital Corporation (the "Company") issued the press release attached hereto as Exhibit 99, announcing the Company's third quarter earnings for the fiscal year ending December 31, 1999.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99       Press Release dated October 20, 1999.
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BAY VIEW CAPITAL CORPORATION



Date: November 3, 1999              By: /s/ David A. Heaberlin
                                        -------------------------------
                                        David A. Heaberlin
                                        Executive Vice President
                                          and Chief Financial Officer













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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

    99              Press Release dated October 20, 1999.